Supplement dated February 9, 2024, to the Updating Summary Prospectus and Prospectus dated May 1, 2023, for Schwab Advisor Choice Variable Annuity and Schwab OneSource Choice Variable Annuity contracts issued by Empower Annuity Insurance Company of America
Variable Annuity 1 Series Account

Supplement dated February 9, 2024, to the Updating Summary Prospectus and Prospectus dated May 1, 2023, for Schwab Advisor Choice Variable Annuity and Schwab OneSource Choice Variable Annuity contracts issued by Empower Life & Annuity Insurance Company of New York
Variable Annuity 1 Series Account of New York

This Supplement amends certain information in your variable annuity contract prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-838-0650.

On February 26, 2024, the following fund information in the "APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT" section of the Updating Summary Prospectus and Prospectus is removed and replaced by the following:

Asset Allocation Type	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Taxable Bond	Empower Bond Index Fund - Investor Class (formerly, Great-West Bond Index Fund)(1) – Franklin Advisers, Inc. and Franklin Advisory Services, LLC	0.50%	-13.68%	-0.56%	0.54%

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at
800-838-0650. Please keep this Supplement for future reference.

#413632v3